                                                                   EXHIBIT 10.45

                                 GAINSCO, INC.

                             1995 STOCK OPTION PLAN

                               GAINSCO, INC. 1995
                               STOCK OPTION PLAN


         1. PURPOSE. The purpose of this Stock Option Plan ("Plan") is to provide an incentive to employees and members of the Board of Directors who are not full time employees (sometimes hereinafter referred to as the "Optionees") to enter into or remain in the employ of or to become or remain a director of GAINSCO, INC., a Texas corporation or one of its subsidiary companies (collectively referred to herein as the "Company"), and to devote themselves to the Company's success by providing an opportunity to acquire or increase their proprietary interest in GAINSCO, INC. through receipt of rights (the "Options") to acquire GAINSCO, INC. Common Stock, par value $.10 per share (the "Common Stock"). It is intended that no options granted under the Plan shall qualify as incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations promulgated thereunder, and that all stock options under this Plan shall, therefore, be nonqualified stock options.

         2. ADMINISTRATION. The Plan shall be administered by the Stock Option Plan Committee of the Board of Directors (the "Committee"). The Committee shall consist of not less than two directors. No person shall be eligible to continue to serve as a member of such Committee unless such person is a "disinterested person" within the meaning of Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Act"), and an "outside director" within the meaning of Section 162(m) of the Code. The Committee shall have the power to select Optionees for discretionary grants, to establish the number of shares and other terms applicable to each such Option, to construe the provisions of the Plan, and to adopt rules and regulations governing the administration of the Plan, all with regard to Options granted to full time employees of the Company pursuant to
Section 3(a) below. Members of the Committee may receive Options under the Plan only pursuant to the formula provisions of Section 3(b). The Committee shall not administer the Plan insofar as it affects Optionees under Section 3(b), all such power being reserved to the Board of Directors.

                 No member of the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Options granted under it. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including, but not limited to, the exercise of any power and discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct.

                 In addition to such other rights of indemnification as he may have as a member of the Board of Directors or the Committee, and with respect to administration of the Plan and the granting of Options under it, each member of the Committee shall be entitled without further act on his part to indemnity from the Company for all expenses (including the amount of judgment and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options under it in which he may be involved by reason of his being or having been a member of the Committee, whether or not he continues to be such member of the Committee at the time of the incurring of such expenses; provided, however, that such indemnity shall not include any expenses incurred by such member of the Committee (i) in respect of matters as to which he shall be finally adjudged in such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duties as a member of the Committee; or (ii) in respect of any matter in which any settlement is effected for an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or accessible by any such member of the Committee unless within five (5) days after institution of any such action, suit or proceeding he shall have offered the Company in writing the opportunity to handle and defend such action, suit or proceeding at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee and shall be in addition to all other rights to which such member of the Committee would be entitled to as a matter of law, contract or otherwise.

         3.      GRANT OF OPTIONS.

                 (a) Key Employees. The Committee, subject to the provisions of this Plan may, from time to time, grant such number of Options to employees of the Company presently or hereafter holding the office of Assistant Vice President or higher, as it may deem appropriate in order to carry out the purpose of the Plan and with such terms and conditions, consistent with this Plan as it may deem appropriate, subject to the availability of Options under the Plan.


                 (b) Directors Who Are Not Full Time Employees. Current directors who are not full time employees of the Company shall be granted, subject to the provisions of this Plan, Options to purchase 8,000 shares of common stock for each year of past service as a director (up to a maximum of ten (10) years). New directors who are not full time employees of the Company elected to serve on the board in the future shall be granted, subject to the provisions of this Plan and the availability under the Plan of such Options, Options to purchase 40,000 shares of Common Stock upon their election as such (whether by the Board of Directors to fill an unexpired term or by the shareholders). One-fifth of the Options initially granted under this Section 3(b) to Optionees who are directors on the date of the Plan's adoption by the Board of Directors shall be exercisable immediately and a like number shall become exercisable on each of the first four anniversaries of such date, if the Optionee continues to be a director on that anniversary date. Options granted to new directors after the date of the initial grants shall, in each case, be exercisable twenty (20%) percent immediately and a like number shall become exercisable on each of the first four anniversaries of the date on which they are granted if the Optionee continues to be a director on that anniversary date. If an Optionee is no longer a director on an anniversary of the grant of Options to that Optionee, all Options granted to that Optionee which have not become exercisable shall terminate, shall be of no further force or effect and shall be available for subsequent grant under the Plan.

         4. EXERCISE PRICE . All Options granted under this Plan shall be exercisable at a price (the "Option Price") which shall be the fair market value of the Common Stock on the date the Option is granted.

         5. OPTION SHARES. The number of shares of the Common Stock for which Options may be issued under the Plan, (the "Option Shares") is 1,020,000 shares of Common Stock. All such Option Shares shall be subject to adjustment as provided in Section 9. Option Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If any outstanding Option granted under the Plan expires, lapses or is terminated for any reason, the Option Shares allocable to the unexercised portion of such Option may again be the subject of an Option granted pursuant to the Plan.

         6. TERM OF PLAN. This Plan is effective on the date of its adoption by the Board of Directors. It shall terminate in accordance with
Section 7(j) below or, if shareholders approval is obtained, on the tenth anniversary of its effective date or such earlier date as the Board of Directors may determine. Any Option outstanding under the Plan at the time of its termination shall remain in effect in accordance with its terms and conditions and those of the Plan.

         7. TERMS AND CONDITIONS OF OPTIONS. Options granted pursuant to the Plan shall be evidenced by written documents (the "Option Agreements"), which Option Agreements shall comply with and be subject to the following terms and conditions and, for Options granted under Section 3(a), such other terms and conditions which the Committee shall from time to time provide which are not inconsistent with the terms of this Plan:

                 (a) NUMBER OF OPTIONS SHARES. Each Option Agreement shall state the number of Option Shares to which it pertains.

                 (b) OPTION PRICE. Each Option Agreement shall state the Option Price which shall be established in accordance with Section 4 above.

                 (c) MEDIUM OF PAYMENT. An Optionee shall pay for Option Shares (i) in cash, (ii) by check payable to the order of the Company, or (iii) by a combination of the foregoing. Alternatively, payment may be made all or in part in shares of the Common Stock held by the Optionee for more than one year. If payment is made in whole or in part in shares of the Common Stock, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing shares of Common Stock legally and beneficially owned by such Optionee, free of all liens, claims and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates.

                 (d) RESTRICTION ON RESALE. Upon each exercise of Options, two certificates shall be issued to the Optionee representing the total number of Option Shares underlying the exercised Options,
         (i) one such certificate to be for that number of shares which would yield at the average of the high and low price on the day of exercise a number of dollars equal to (X) the exercise price per share times the number of Options exercised plus (Y) the highest federal income tax rate applicable on the date of exercise to ordinary income, multiplied by the difference between the market value of the Options exercised and (X) (the "Clean Certificate") and (ii) a second stock certificate (the "Legended Certificate") representing the remaining shares to be issued pursuant to the exercise. The Legended Certificate shall bear a restrictive legend precluding resale of the shares represented by it for eighteen months following its date of issuance.

                 (e) TERMINATION OF OPTIONS. No Options shall be exercisable after the first to occur of the following:

                     (i) Expiration of the Option term specified in the Option Agreement, which for Options granted under Section 3(a) above shall be for such period not exceeding ten years from the date of grant as shall be determined by the Committee and for Options issued under Section 3(b) above shall be ten years from the date of grant.

                     (ii) The date, if any, set by the Committee for Options issued under Section 3(a) above and by the Board of Directors for Options issued under Section 3(b) above, under terms specified in an Option Agreement, to be an accelerated expiration date in the event of dissolution or liquidation of the Company or consummation of any corporate combination transaction in which the Company is not the surviving or acquiring company or in which the Company becomes a wholly-owned subsidiary of another company, provided an Optionee who holds an Option is given written notice at least thirty (30) days before the date so fixed;

                     (iii) Expiration of three (3) months from the date the Optionee's employment by (if the Options are granted under Section 3(a) of the Plan) or service as a director of (if the Options are granted under Section 3(b) of the Plan) the Company terminates for any reason other than the circumstances described in (iv), (v) or (vi) below;

                     (iv) Expiration of one (1) year from the date the Optionee's employment by (if the Options are granted under Section 3(a) of the Plan) or service as a director of (if the Options are granted under Section 3(b) of the Plan) the Company terminates by reason of the Optionee's disability (within the meaning of section 22(e)(3) of the Code) or death;

                     (v) Expiration of ten (10) days (which period may be extended for Options issued under Section 3(a) above on a case by case basis in the sole discretion of the Committee) from the date the Optionee voluntarily terminates employment by (if the Options are granted under Section 3(a) of the Plan) or service as a director of (if the Options are granted under Section 3(b) of the Plan) the Company (not including any termination due to the death or disability of the Optionee); or

                     (vi) A finding by the Committee in the case of Options issued under Section 3(a) above or by the Board of Directors (without participation by the director in question) in the case of a director who received Options under Section 3(b) above, after full consideration of the facts presented on behalf of both the Company and the Optionee, that an employee Optionee has been discharged from employment by, or a director has been removed from service as a director of, the Company for Cause. For purposes of this paragraph "Cause" shall mean:
                 (A) a pattern of gross negligence or an act of willful misconduct by Optionee in the performance of his duties to the Company which has a material adverse effect on the Company's reputation, business, properties or business relationships, or
                 (B) Optionee's conviction of a felony or misdemeanor (other than a traffic violation) or of misappropriation of funds of the Company, or (C) Optionee's appropriation to himself of a corporate opportunity of the Company which Optionee fails to make available to the Company within thirty (30) days after notice thereof to Optionee from the Company, or (D) the material breach by Optionee of his obligations under any provision of any employment agreement he or she might have with the Company, and the failure by Optionee to remedy such breach within thirty (30) days after notice thereof to Optionee. In the event of a finding that Optionee has been discharged for Cause, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all

                 Option Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price.

         Any Options which are not exercisable on the date that an Officer/Optionee or a Director/Optionee loses his status as such, shall terminate, be of no further force or effect and shall be available for subsequent grant under this Plan.

                 (f) TRANSFERS. No Option granted under the Plan may be transferred, except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended. During the lifetime of the person to whom an Option is granted, such Options may be exercised only by him or by his guardian or legal representative. No Option Shares shall be disposed of by an Optionee for at least six (6) months from the date the Option under which they were acquired, was granted.

                 (g) OTHER PROVISIONS. The Option Agreements may contain such other provisions relating to Options issued under Section 3(a) above, not inconsistent with the provisions of this Plan, as the Committee shall deem advisable provided, however, Options granted under Section 3(a) shall be exercisable (subject to any restrictions contained in this Plan) twenty (20%) percent immediately and a like number shall become exercisable on each of the first four anniversaries of the date on which they are granted.

                 (h) AMENDMENT. The Committee shall have the right, subject to the consent of the Optionee, to amend Option Agreements relating to Options issued under Section 3(b) above, any terms so amended to be consistent with the provisions of this Plan.

                 (i) MAXIMUM OPTIONS TO ANY EMPLOYEE. No employee may be granted Options to purchase more than three hundred thousand (300,000) shares of Common Stock.

                 (j) SHAREHOLDER APPROVAL. If the shareholders do not approve the adoption of the plan within twelve months after the effective date of the Plan, any Options granted under the Plan prior to such shareholders' meeting shall be null and void. No Options may be exercised prior to shareholder approval of the adoption of the Plan.

         8.      EXERCISE.    Exercise of the Options shall be subject to the
following requirements:

                 (a) No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and of payment in full of the Option

         Price for the Option Shares to be purchased. Each such notice shall specify the number of Option Shares to be purchased and shall (unless the Option Shares are covered by a then current registration statement under the Securities Act of 1933 (the "Securities Act")), contain the Optionee's acknowledgment in form and substance satisfactory to the Company that (i) such Option Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Securities Act), (ii) the Optionee has been advised and understands that (A) the Option Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer, and (B) the Company is under no obligation to register the Option Shares under the Securities Act or to take any action which would make available to the Optionee any exemption from such registration, and (iii) such Option Shares may not be transferred without compliance with all applicable federal and state securities laws. Notwithstanding the above, should the Company be advised by counsel that issuance of shares should be delayed pending (i) registration under federal or state securities laws, or (ii) the receipt of an opinion that an appropriate exemption therefrom is available, the Company may defer exercise of any Option granted hereunder until either such event has occurred. No Optionee shall have any rights as a shareholder with respect to Option Shares until the date of issuance of a stock certificate for such shares.

         9. ADJUSTMENTS IN COMMON STOCK. Adjustments shall be made with reference to the number of Option Shares underlying Options and the per share exercise price therefor as provided in this section:

                 (a) In the event that the outstanding shares of Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, stock split-up, combination of shares, dividend or other distribution payable in capital stock, appropriate adjustment shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted under the Plan. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the holder of the Option shall, to the extent practicable, be maintained as before the occurrence of such event; provided, however, that the Committee may provide for a reapportionment of any shares not yet exercisable if there is an imbalance in the number of shares exercisable during the remaining exercise periods, if any, after such increase or decrease in shares. Such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the Option price per share.

                 (b) In the event of the dissolution or liquidation of the Company, any Option granted and outstanding under this Plan shall terminate as of the effective date of such action.

                 (c) In the event of a Reorganization (as hereinafter defined) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization, then

                          (i) If there is no plan or agreement respecting the Reorganization ("Reorganization Agreement") or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the shares under outstanding and unexercised stock options for securities of another corporation, any such stock options shall be deemed exercisable for stock of the surviving corporation or parent corporation of which the Company becomes a subsidiary at a rate of exchange to be determined by the Committee, but in no event shall the fair market value of the stock substituted for the stock of the Company at the time of the Reorganization be less than the fair market value of the stock of the Company at the time of the Reorganization; or

                          (ii) If there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion or exchange of the shares under outstanding and unexercised stock options for securities of another corporation, then the Committee shall adjust the shares under such outstanding and unexercised stock options (and shall adjust the shares remaining under the Plan which are then available to be optioned under the Plan, if the Reorganization Agreement makes specific provision therefor) in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion or exchange of such stock and such options.

                 (d) The term "Reorganization" as used in paragraph (c) of this Section 9 shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale, pursuant to an agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization.

                 (e) Adjustments and determinations under this Section 9 for Options issued under Section 3(a) above shall be made by the Committee and for Options issued under Section 3(b) above shall be made by the Board of Directors, whose decisions as to what adjustments or determinations shall be made, and the extent thereof, shall be final, binding and conclusive.

         10. AMENDMENT OF THE PLAN. Except as herein limited, the Board of Directors of the Company may amend the Plan from time to time in such manner as it may deem advisable, except that no such amendment shall substantially adversely affect the rights of Optionees with regard to Options held by them; provided, however, the Board of Directors of the Company may not, without obtaining approval of the shareholders of the Company as required by Rule 16b-3(b) under the Securities Exchange Act of 1934 (the "Act"), amend this Plan in any respect covered by (A), (B) or (C) of Rule 16b- 3(b)(2) of the Act; nor may any provisions of the Plan described in Rule 16b-3(c)(2)(ii)(A) be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Security Act, or the rules thereunder.

         11. SECURITIES LAW RESTRICTIVE LEGEND. Share certificates issued to Optionees upon exercise of Options under the Plan shall contain such restrictive legends as the Committee, with reference to Options issued under
Section 3(a) above or the Board of Directors with reference to Options issued under Section 3(b) above, may deem appropriate regarding compliance with securities laws.

         12. CONTINUED EMPLOYMENT. The grant of an Option pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company to retain the Optionee in the employ of the Company or as a member of the Company's Board of Directors, whichever the case may be. Rights to terminate the employment of any Optionee or the service of any Optionee as a member of the Company's Board of Directors shall not be diminished or affected by reason of the fact that an Option has been granted to him.

         13. WITHHOLDING OF TAXES. Whenever the Company proposes or is required to issue or transfer Option Shares, the Company shall have the right to (a) require the recipient or transferee to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Option Shares, or (b) take whatever action it deems necessary to protect its interests.

         14. CHANGE IN CONTROL. Any other provisions contained herein to the contrary notwithstanding, all Options granted by the Committee to Officer/Optionees shall become exercisable immediately in the event of a change in control of the Company. For purposes of this Plan, a "change in control of the Company" shall be deemed to have occurred if (A) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; or (B) during any period of two consecutive years (not including any period prior to the adoption of this Plan), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clauses (A), (C) or (D) of this Subsection) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or (C) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (D) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

         15. TERMINOLOGY. The headings in this Plan are solely for the convenience of reference and shall be given no effect in the construction or interpretation of this Plan. Wherever required by context, any gender shall include any other gender, the singular shall include the plural and the plural shall include the singular.

         Adopted by the Board of Directors on the 16th day of May, 1995.



                                        By /s/  J. D. Macchia
                                           ----------------------------------
                                           J. D. Macchia, Chairman